UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Blue Chip Growth Portfolio	June 30, 2012

Highlights

  Large-cap growth stocks generated strong gains in the first quarter, but the emergence of various headwinds diminished second-quarter results.

  The portfolio returned a solid 12.20% in the first half, outperforming its Lipper peer group and the benchmark S&P 500 Index.

  The portfolio’s performance benefited from good gains in our information technology and consumer discretionary holdings.

  We believe that many high-quality, large-cap growth companies could perform well even if the economy experiences only a modest recovery.

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Blue Chip Growth Portfolio

Dear Investor

The U.S. market posted solid gains for the first half of 2012. After a very strong first-quarter performance, global stock markets became quite volatile. Sovereign debt issues in Europe, faltering growth in many European economies, and increasing evidence of a Chinese economic slowdown created significant challenges for global markets. Subdued job growth and large budget deficits in the U.S. and most other developed economies also vexed investors. Upcoming fall elections and the fact that a bipartisan solution to the crucial U.S. structural deficit issue has not emerged interject additional uncertainty.

Although some progress was made recently on solutions for the European debt crisis, the prospects for growth appear to be deteriorating in most regions. The U.S. economy had been more resilient than many foreign economies, but the latest data suggest that domestic growth is also slowing. However, interest rates should remain at subdued levels, and corporate earnings growth is stable and even improving for selected companies. If progress is made on policy issues, the combination of reasonable valuations and improving profit growth could drive solid gains for high-quality growth stocks. Nevertheless, we want to be clear that there is an unusual amount of uncertainty in the current environment. Even if the proper policy choices are pursued, it may take considerable time for meaningful improvement in budget deficits and economic growth.

The Blue Chip Growth Portfolio returned 12.20% in the first half of 2012, outperforming the Lipper style-specific average, the S&P 500 Index, and the Russell 1000 growth-specific index. As shown in the Growth of $10,000 chart on page 8, the portfolio’s 10-year return has outpaced the S&P 500 and its Lipper benchmark by a significant margin. In general, our largest holdings generated solid gains and benefited results in the first half of 2012. (Results for the II Class varied slightly, reflecting its different fee structure.)

Your portfolio has delivered consistently strong longer-term performance compared with the Lipper universe of large-cap growth funds. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Portfolio 13 of 253, 35 of 236, 65 of 213, and 35 of 157 funds in the Variable Annuity Underlying Large-Cap Growth Funds Average for the 1-, 3-, 5-, and 10-year periods ended June 30, 2012, respectively. Past performance cannot guarantee future results.)

Market Environment

The European sovereign debt crisis moved to the forefront again with problems in Greece and, notably, Spain weighing on financial markets. The unemployment rate in Spain is approximately 25%, and the country has suffered a difficult real estate crisis, which has weakened the banking sector considerably. The latest solutions to the crisis allow central banks to inject capital directly into the banking system in Spain and other European countries, and this policy measure could be helpful over time.

China’s growth is clearly slowing more than anticipated, although part of this may be due to a transition in leadership. Given that a substantial portion of the revenue and earnings growth for many companies is generated from Asia, and in particular China, the growth trajectory for the region warrants careful monitoring.

It bears repeating that budget deficits at all levels of government in the U.S., but particularly at the federal level, have justifiably concerned investors. If interest rates were to increase significantly, interest payments would become burdensome and could damage U.S. creditworthiness and economic growth. With the passage of time, the probability of entering a period of rising rates increases. While significant tax increases appear to be ill advised at this time, the combination of larger spending cuts with tax simplification, including elimination of some tax loopholes that would drive increased tax revenues, could be positive for investor confidence and, ultimately, economic growth. Regardless of actions on tax policy, major reductions in spending will be required. Progress on these fronts has not been reassuring to date.

While recognizing the many challenges facing investors, we want to be clear that there are also several powerful positives and solid potential rewards in many stocks. Oil prices have declined substantially, and this could help consumers and corporate profit margins over time. Emerging policy proposals could promote better growth and lead to improvement in the deficit. Solid revenue growth; improved efficiency and margins; and, ultimately, robust corporate earnings are being generated despite high levels of unemployment and subdued capital expenditures. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is favorable relative to the approximate 1.5% yield on 10-year Treasury notes. While some stocks have performed well, many stocks are reasonably valued (particularly given the recent correction) and reflect the opportunity we believe still exists in this market.

Portfolio Review

Many technology, consumer discretionary, health care, financials, and industrial and business services stocks performed well as investors slowly became more confident that the global economy was improving. However, performance of many of these same stocks moderated in the second quarter as European sovereign debt concerns and slowing growth in China became more visible. We expect this pattern of inconsistent stock price behavior to continue until these concerns are resolved to a greater degree.

In the technology area, Apple was our largest contributor over the past six months. The company continues to execute its strategy quite well, and the new iPhone 4S is selling at a fast pace. Apple has several new product introductions in the next several months, including the new iPhone 5 and a smaller iPad with a seven-inch screen. We expect these new products to be well received, and the valuation of Apple’s stock is not excessive, in our view. MasterCard and Visa were also significant contributors after declining in response to legislation that regulates the level of debit card transaction fees. Both companies continue to generate consistent growth in earnings and free cash flow growth driven by their strong global franchises. eBay also has been a steady and strong performer for your portfolio. The company has improved the Marketplace portion of its business and has continued to expand PayPal into various point-of-sale locations. Our investment in Tencent has been held for several years and again generated solid gains. The company is expanding its dominant position in China in online gaming and instant messaging into social, mobile, and commerce offerings. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In consumer discretionary, our large position in Amazon.com was a top contributor. In our last letter, we addressed some concern about investments in new areas that might depress margins and profit growth. Fortunately, third-party sales and Amazon Web Services, which provide cloud processing services for other companies, produced above-average margins. Rapid growth in these businesses has propelled a meaningful recovery in Amazon’s operating margin, net income, and stock performance. Priceline.com was the third-largest contributor for the first half of 2012. The company’s dominant position in domestic and overseas travel markets—including Agoda in Asian markets and Booking.com in European markets—continues to generate strong earnings and free cash flow growth. Strong same-store sales and efficiency improvements continue to drive profit growth for Starbucks, which also performed well. The company appears to be successful with new product lines sold in grocery stores and in its own stores, including K-cups single-serving roasted coffee used in specialized home brewers. It also launched a new fruit juice and green coffee extract energy drink called Refreshers, which contains 25% juice. Marriott generated solid growth, especially in overseas markets, and the company aggressively returned capital to shareholders.

Other major winners in the consumer discretionary area included our longtime holding in Discovery Communications. The company produced solid revenues and profitability from its original programming on the Discovery Channel, The Learning Channel, Animal Planet, and Investigation Discovery. We also added to our position in Walt Disney, and the stock has performed quite well. Disney’s theme parks and broadcasting assets (particularly ESPN) have prospered, and its studios have produced several hits, such as The Avengers, which has had a remarkable box office run.

The health care sector also produced some leading contributors, despite all of the controversy surrounding the Supreme Court ruling on the Affordable Care Act (commonly known as Obamacare). Biogen Idec, our largest biotech position, performed well as investors appreciated the powerful franchises the company possesses, particularly in the treatment of multiple sclerosis (MS). Its Avonex and Tysabri drugs should be augmented nicely by the addition of BG-12, a new oral drug for MS. Biogen also has promising products in the area of ALS (Lou Gehrig’s disease) and a longer-acting hemophilia remedy. McKesson has remained a significant position in your portfolio for many years, and it produced consistent earnings growth and good performance in the past six months. Express Scripts completed its merger with Medco Health Solutions, creating a formidable leader in the pharmaceutical benefit management area. Although competition is increasing in this industry, Express Scripts appears to be reasonably well positioned to grow, and its stock posted solid gains. Alexion Pharmaceuticals also generated a significant contribution. This leading biotech company’s biologics for treatment of several kidney ailments began to receive much wider acceptance.

Assorted positions in the industrials and business services sector made important contributions to performance. Our large holding in Danaher performed better than many industrial companies. It has a long record of consistent growth and has effectively integrated last year’s acquisition of Beckman Coulter. Investors appreciated railroad leader Union Pacific’s strong and steady profitability. The company continues to renew many older contracts and is generating operating efficiency improvements. FedEx chipped in with decent stock gains late in the period, as fuel prices moderated and the company announced a renewed restructuring effort to better position it for profit growth.

Several other industries produced notable winners. American Tower, the largest owner of mobile phone towers worldwide, converted to a real estate investment trust and is now classified as a financial company. The company is well managed, in our view, and has been one of our most consistent performers. American Express and Franklin Resources are other longtime financial holdings that were among our top performers in the first half of 2012. Several positions in the materials area generated outstanding gains. Sherwin-Williams benefited from the sharp decline in oil prices (a major raw material in paint) and a recovery in housing and home improvement. The company has increased its dividend for more than 30 consecutive years and has high-quality products and retail stores. Our patience with Monsanto was rewarded as the company has better managed pricing and mended relationships with farmers while continuing to introduce genomic-based seeds that greatly increase productivity. Industrial gas giant Praxair is another high-quality materials company that has produced consistent earnings growth and good performance. The company’s leading market position and use of long-term contracts tend to produce more consistent growth than many other chemical companies.

Google was our worst detractor for the past six months. Ironically, it was our second-best contributor in the second half of 2011—shareholders may recall us writing about the risks and opportunities associated with this company, as well as Amazon and Apple, in our last several reports. Investors are worried that the company will not be able to integrate Motorola Mobility effectively and also fear that Google cannot compete effectively with Apple. They also recognize that advertising of all types could suffer if we have a continued slowdown in global economic growth. Finally, investors are disappointed that the company has not instituted a share repurchase program or dividend (as Apple did recently) and has introduced a new dual-class stock arrangement that is not shareholder friendly. We are more concerned about the latter two matters, and we are actively analyzing both. On balance, we are impressed with the company’s Google+ initiative in social networking; its continued efforts in mobile, video, and display; and its Chrome search engine and software products. While the company’s growth is moderating, we think that the stock valuation more than reflects this, creating an attractive investment.

Juniper Networks was our second-largest detractor in the first half of 2012. The stock has struggled for an extended period as capital spending among telecom service providers remains depressed. However, we also acknowledge that the company has not executed well and that several major products have experienced problems. We sold a large portion of our holding at much higher prices, but, in hindsight, we should have trimmed more. Our analyst believes that Juniper can reestablish its leadership as an innovator and will again generate strong revenue and earnings growth. The company has substantial cash holdings, and it arguably trades at an undemanding valuation. However, given the execution issues as well as increasing competitive intensity in the industry, we will require more evidence of improving fundamentals before adding to this position.

Several of our oil service companies fell sharply in the first half. FMC Technologies, Cameron International, and Schlumberger all came under significant pressure as oil prices declined substantially. Each of these companies has important positions in drilling for oil in deepwater locations. Although we trimmed these positions and several other energy holdings at higher prices in anticipation of falling oil prices, we believe that each of these companies is well positioned to grow over time unless economic growth and energy prices decline sharply. Our energy holdings now account for less than 5% of the portfolio. At this point, we are inclined to be patient with our high-quality holdings and perhaps even add to them opportunistically.

Strategy

Additions to existing holdings such as Sherwin-Williams, Gilead Sciences, Salesforce.com, Apple, Priceline.com, Starbucks, Ecolab, and Carnival were significant enough to be included in the 10 largest purchases for the past six months. New positions included PVH, a leading apparel company formerly known as Philips Van Heusen. The company is the leading seller of Tommy Hilfiger and Calvin Klein apparel, which are valuable global brands that are performing particularly well in foreign markets. Harley-Davidson was another significant portfolio addition in the current period. The company is effectively marketing its iconic products in overseas markets and to new demographic groups. Dealer inventories appear to be well controlled, which limits discounting, and Harley should also benefit from a significant restructuring that has lowered manufacturing and administrative costs.

Our largest sales included the elimination of several companies with exposure to energy or other commodity markets. Peabody Energy has been a disappointing holding as coal pricing has been hurt by severely depressed natural gas prices and weakening Chinese demand for coal. The company also made an ill-timed acquisition near a cyclical peak in coal prices. Fortunately, we sold much of the position earlier at higher prices. Our position in Joy Global was also scaled back, and ultimately eliminated, as we sensed that slowing Chinese demand for mining equipment could be problematic. Joy is a well-managed company and generates a large portion of revenues from aftermarket services. However, weakness in mining demand led to eroding earnings prospects and validated our sales. We also eliminated our relatively small position in oil services leader Baker Hughes. The company has had inconsistent fundamental performance and significant exposure to vulnerable North American natural gas drilling activity. We were not impressed with the company’s recent quarterly results, and we concur with our analyst’s view that other energy investments are more attractive.

Outlook

Global stock markets will probably continue to wrestle with formidable challenges in several key areas. The European sovereign debt crisis and severe weakness in many European economies has not been resolved. China and several Asian countries that export heavily to Europe and other regions are slowing more than many had anticipated. Lackluster economic growth and job creation in the U.S. and other major developed countries also represent key concerns. Budget deficits at home and abroad could imperil prospects for growth or even stability should interest rates rise significantly. In our last report, we noted that if policymakers deal with the situation in a decisive way, it could represent an important and timely trigger for sustained growth. Unfortunately, bipartisan solutions to reduce spending and address our large deficit have not been enacted. We would also be quick to acknowledge that policymaking to address these situations is complex, risky, and unlikely to develop in an optimum manner.

There are other complicating factors that may weigh on markets for some time. Unrest in the Middle East could affect general global stability—the recent decline in oil prices could actually create more dislocation in certain economies that are heavily dependent on oil revenues. However, we view the recent moderation in energy prices as an overall positive. Major spending cuts or other policy actions could dampen rather than enhance growth in the short run. Greater confidence among business managers and investors (and stronger job growth) may continue to improve—only very slowly. Also, in our view, unemployment statistics underestimate the “real” number of unemployed as many discouraged workers have left the workforce. Dollar instability and a sharp increase in inflation or interest rates constitute threats that must be carefully monitored, even though those risks do not appear imminent. For these reasons and others, we regard the current environment as having more complexity and risk than is typical, an unfortunate situation that could persist for some time.

On balance, we remain positive on the prospects for stocks over the long term. While the challenges we have enumerated will certainly require time to resolve and will test the patience of policymakers and investors, corporate earnings at selected companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations of many high-quality companies are quite reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1.	Stocks historically have performed quite well following a lackluster 10-year period of performance. Essentially, we have experienced two major bear markets in the past 10 years.

2.	Stock valuations are attractive, especially in relation to the very low level of interest rates. The spread between the yield on 10-year Treasuries (approximately 1.5%) and the earnings and free cash flow yield on stocks, which in many cases is approaching 10%, is compelling in any historical context.

3.	We believe that the high-quality, consistent-growth companies we seek to purchase are especially attractive and could conceivably perform well even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4.	Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to manage through challenges and opportunistically invest in new products or businesses as change creates dislocation.

5.	Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

July 12, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper averages: The average return of all portfolios in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Blue Chip Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2012 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/12	Value 12/31/11
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	$ 1^	$ 6,116	$ 6,235
Totals			$ 1	$ 6,116	$ 6,235

¤Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 6,116
Dividend income	1
Interest income	-
Investment income	$ 1
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2012 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $212,624)	$	276,174
Receivable for investment securities sold		1,278
Receivable for shares sold		439
Dividends receivable		183
Cash		9
Other assets		2
Total assets		278,085
Liabilities		
Obligation to return securities lending collateral		2,820
Payable for investment securities purchased		1,052
Payable for shares redeemed		438
Investment management and administrative fees payable		263
Total liabilities		4,573
NET ASSETS	**$**	**273,512**
Net Assets Consist of:		
Accumulated net investment loss	$	(244)
Accumulated undistributed net realized loss		(86,566)
Net unrealized gain		63,550
Paid-in capital applicable to 21,606,816 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		296,772
NET ASSETS	**$**	**273,512**
NET ASSET VALUE PER SHARE		
Blue Chip Growth Class ($148,375,548 / 11,606,852 shares outstanding)	**$**	**12.78**
Blue Chip Growth - II Class ($125,136,866 / 9,999,964 shares outstanding)	**$**	**12.51**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/12
Investment Income (Loss)	
Income	
Dividend	$ 987
Securities lending	6
Total income	993
Expenses	
Investment management and administrative expense	1,087
Rule 12b-1 fees - Blue Chip Growth-II Class	150
Total expenses	1,237
Net investment loss	(244)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	2,451
Foreign currency transactions	1
Net realized gain	2,452
Change in net unrealized gain (loss)	
Securities	24,578
Other assets and liabilities denominated in foreign currencies	(1)
Change in net unrealized gain	24,577
Net realized and unrealized gain	27,029
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 26,785**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2012 (Unaudited)

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has two classes of shares: the Blue Chip Growth Portfolio original share class (Blue Chip Growth Class), offered since December 29, 2000, and the Blue Chip Growth Portfolio–II (Blue Chip Growth–II Class), offered since April 30, 2002. Blue Chip Growth–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Blue Chip Growth–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2012.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $0 for the six months ended June 30, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2012, the value of cash collateral investments was $2,820,000, and the value of loaned securities was $2,863,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $56,994,000 and $31,949,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $87,512,000 of available capital loss carryforwards, which expire as follows: $7,331,000 in fiscal 2016 and $79,018,000 in fiscal 2017; $1,163,000 have no expiration. Further, $35,791,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount and/or timing of use related to an ownership change.

At June 30, 2012, the cost of investments for federal income tax purposes was $214,167,000. Net unrealized gain aggregated $62,007,000 at period-end, of which $67,032,000 related to appreciated investments and $5,025,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any non-recurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure (for the Investor Class and II Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds and that the total expense ratio for the II Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012